ICG
International Coal Group, Inc.

AMERICA'S
BEST
ENERGY VALUE

ICG

Howard Weil Energy Conference
March 22, 2010
Ben Hatfield
President & Chief Executive Officer

Forward-Looking
Statements
■ Statements in this presentation that are not historical facts are forward-looking statements within the “safe harbor” provision of the Private
 Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. We have used the words “anticipate,” “believe,”
 “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: our ability to successfully refinance our outstanding indebtedness and reduce our leverage through the transactions described in this presentation; market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage; our production capabilities; consummation of financing, acquisition or disposition transactions and the effect thereof on our business; a significant number of conversions of our 9.00% Convertible Senior Notes due
 2012 prior to maturity; our plans and objectives for future operations and expansion or consolidation; our relationships with, and other conditions affecting, our customers; availability and costs of key supplies or commodities, such as diesel fuel, steel, explosives and tires; availability and costs of capital equipment; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; reductions and/or deferrals of purchases by major customers; risks in or related to coal mining operations, including risks related to third-party suppliers and carriers operating at our mines or complexes; unexpected maintenance and equipment failure; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; ability to obtain and maintain all necessary governmental permits and authorizations; competition among coal and other energy producers in the United States and internationally; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; future legislation and changes in regulations or governmental policies or changes in interpretations or enforcement thereof, including with respect to safety enhancements and environmental initiatives relating to global warming or climate change; impairment of the value of our long-lived and deferred tax assets; our liquidity, including our ability to adhere to financial covenants related to our borrowing arrangements; adequacy and sufficiency of our internal controls; and legal and administrative proceedings, settlements, investigations and claims and the availability of related insurance coverage.
■ You should keep in mind that any forward-looking statement made by us in this presentation or elsewhere speaks only as of the date on which the statements were made. See also the “Risk Factors” in our 2009 Annual Report on Form 10-K and subsequent filings with the Securities and
 Exchange Commission, all of which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this presentation might not occur. All data presented herein is as of December 31,
 2009 unless otherwise noted.

ICG Highlights
■ Product and basin diversification
■ Excellent reserve position, majority of which is owned
■ Attractive cost position
■ Underground-focused growth strategy

■ Metallurgical sales expected to more than double in 2010 to 2.4 million tons
■ Highly contracted 2010 with upside for 2011
■ Sufficient open tonnage to take advantage of improving coal markets
■ Nearly 3 million annual tons of idle production capacity available
■ World-class 3.5 million tpy Tygart longwall development
■ Additional opportunities to further increase metallurgical tons
■ Demonstrated ability to grow profits and cash flow
■ Consistent recent financial performance and favorable outlook
■ Industry-leading legacy liability position
■ Restructured balance sheet with reduced leverage levels and extended maturity profile
Attractive Asset Portfolio
Positioned to Capitalize on
Favorable Industry Trends
Significant Organic Growth Profile
Enhanced Financial Position

ICG Highlights
■ Product and basin diversification
■ Excellent reserve position, majority of which is owned
■ Attractive cost position
■ Underground-focused growth strategy

■ Metallurgical sales expected to more than double in 2010 to 2.4 million tons
■ Highly contracted 2010 with upside for 2011
■ Sufficient open tonnage to take advantage of improving coal markets
■ Nearly 3 million annual tons of idle production capacity available
■ World-class 3.5 million tpy Tygart longwall development
■ Additional opportunities to further increase metallurgical tons
■ Demonstrated ability to grow profits and cash flow
■ Consistent recent financial performance and favorable outlook
■ Industry-leading legacy liability position
■ Reduced leverage levels and extended maturity profile
Attractive Asset Portfolio
Positioned to Capitalize on
Favorable Industry Trends
Significant Organic Growth Profile
Enhanced Financial Position

Diversity of Production

16% IL Basin

By Product[1]

14% Met
86% Thermal

Patriot
ADDCAR

ICG Illinois
Illinois
Kentucky
Beckley
West
Virginia
Virginia
MD
East Kentucky
Flint Ridge
Hazard
Knott County
Raven
Eastern
Buckhannon
Sentinel
Tygart Valley #1
Vindex

Current Operations
Future Operations

ICG Corporate

Powell Mountain
Note:
1 Management estimate for 2010 as of February 26, 2010
26% NAPP
By Basin1
58% CAPP
■ 13 active mining complexes - 8 in
 Central Appalachia, 4 in Northern
 Appalachia and 1 in Illinois Basin
■ Less reliant on any single mine for
 a significant portion of total
 production
■ Additional benefits of
 diversification in labor markets and
 transportation

80%
60%
40%
20%
0%
68%
66%
39%
36%
19%
15%
12%
6%
0%
CNX
ICO
BTU
PCX
ANR
MEE
ACI
JRCC
CLD

Excellent Reserve Position
■ ICG owns a larger portion of
 its reserves than nearly all
 other public producers
 – Reduces royalty costs
■ ICG controls 1.1 billion tons
 of high-quality reserves that
 are primarily high-BTU
 metallurgical and low-sulfur
 thermal coal
 – 325 million tons
 metallurgical, 71% of
 which are owned
% Ownership of Total Reserves
Geographic Distribution
of Reserves
21% Met
(Owned)
231 million tons
45% Thermal (Owned)
490 million tons
Reserves by Type
34% IL Basin
371 million tons
23% CAPP
256 million tons
43% NAPP
463 million tons
25% Thermal
(Leased)
275 million tons
9% Met
(Leased)
94 million tons
Source: Company filings as of 12/31/09 (Cloud Peak as of 9/30/09)

($)
70.00
65.00
60.00
55.00
50.00
45.00
40.00
35.00
30.00
39.43
49.31
50.86
51.03
51.94
54.42
67.93
CNX
ACI
MEE
ICO
ANR
PCX
JRCC

($)
22.00
20.00
18.00
16.00
14.00
12.00
10.00
8.00
20.27
19.47
18.23
14.76
13.27
12.39
10.96
ANR
JRCC
CNX
ICO
MEE
ACI
PCX

Attractive Competitive Position

Appalachian Cash Cost / ton 1,2
Appalachian Cash Margin / ton 1
Notes:
1 Data represents 4Q09 reported cash costs and margins
2 Cash costs exclude DD&A expenses

100%
75%
50%
25%
0%
36%
64%
47%
53%
58%
42%
69%
31%
2004
2009
2011E
2015E

8

Shift Towards Underground
Mitigates Regulatory Concerns
■ Nearly all ICG growth is projected to be new or
 expanding underground mining operations
 (rather than surface mines)
 – Incremental deep mine growth totaling 1.7
 million tpy by 2011 is planned at Illinois,
 Vindex, Beckley, Eastern & Kentucky
 operations
 – Major development is 3.5 million tpy Tygart
 #1 complex in NAPP
 • Production ramp-up projected for 2012-15
■ Underground mining operations generally have
 fewer regulatory hurdles than surface mines
■ Reduced risk of regulatory permitting obstacles
Production by Mining Method
Surface
Underground
10% Surface
104 million tons
90% Underground
986 million tons
Reserves by Method
Note:
1 Management estimate as of February 26, 2010
1
1

ICG Highlights
■ Product and basin diversification
■ Excellent reserve position, majority of which is owned
■ Attractive cost position
■ Underground-focused growth strategy

■ Metallurgical sales expected to more than double in 2010 to 2.4 million tons
■ Highly contracted 2010 with upside for 2011
■ Sufficient open tonnage to take advantage of improving coal markets
■ Nearly 3 million annual tons of idle production capacity available
■ World-class 3.5 million tpy Tygart longwall development
■ Additional opportunities to further increase metallurgical tons
■ Demonstrated ability to grow profits and cash flow
■ Consistent recent financial performance and favorable outlook
■ Industry-leading legacy liability position
■ Reduced leverage levels and extended maturity profile
Attractive Asset Portfolio
Positioned to Capitalize on
Favorable Industry Trends
Significant Organic Growth Profile
Enhanced Financial Position

($/ton)
350
300
250
200
150
100
50
0
125
115
98
300
129
220
2005
2006
2007
2008
2009
Spot

(000s tons)
6,000
4,500
3,000
1,500
0
(1,500)
(3,000)
2002
2003
2005
2006
2008
2009

Seaborne Hard
Coking Coal Prices
Metallurgical Coal
Market Rebounding

China Net Importer of Coal
2005 - Current Spot
Chinese Coal Net Imports / (Exports)
Net Exports
Net Imports
■ Metallurgical spot
 prices have already
 rebounded
 substantially from
 2009 levels
■ China met imports
 continue to drive
 market demand
■ Industry analysts
 expect that 2010
 benchmark hard
 coking coal prices will
 settle in the $200 to
 $240 range (fob
 vessel, mt basis)
Source: Industry Data

3.0
2.5
2.0
1.5
1.0
0.5
0.0
(mm tons)
0.1
0.5
1.2
1.1
2.4
2.7
0.1
0.2
0.3
0.7
0.5
0.8
0.3
1.3
1.1
1.6
1.1
2006
2007
2008
2009
2010E
2011E
High Vol

Metallurgical Portfolio
Expanding Rapidly
Metallurgical Sales Growth
Note:
1 Management estimate as of February 26, 2010

Key drivers of met growth:
■ Projected production increase at met mines
 during 2009-2011 of nearly 700K tons/year
 – Added third section at Beckley (LV)
 – Higher productivity at Sentinel (HV)
 – New low volatile met Bismark mine in
 development at Vindex; startup projected
 for Q3 2010 and expected to reach full
 production capacity in 2011
■ Portion of Sentinel sold as met projected to
 increase from 14% in 2009 to 60% in 2010
 – Completion of legacy utility contracts
 – Increased demand for Sentinel quality
■ Increase in met blend sales expected from
 Powell Mtn (HV/PCI) and existing Vindex
 mines (LV)
Low Vol
1
1

Thermal Coal Market
Showing Signs of Strength
Thermal Coal Environment
CAPP Price
Futures
2006
2007
2008
2009
Source: Bloomberg, Company filings
■ Expect 2010 to be a
 rebalancing year for
 coal supply/demand
■ Cold weather
 globally has led to
 favorable burn,
 accelerating thermal
 coal inventory
 drawdown
■ Presents upside for
 ICG to capitalize on
 a rising price
 environment
2010

ICG Realized Price
2010 Guidance

100%
80%
60%
40%
20%
0%
(% of tons sold)
10%
90%
46%
5%
49%
2010
2011
Committed and priced
Uncommitted

Committed and not priced
Projected Sales  16.7 - 17.3   16.5 - 18.0
(tons in millions)
Average Selling Price $63.00-$64.50   $65.00-$70.00
Metallurgical Uncommitted 1.0   2.6
(tons in millions)
Committed Tonnage1
Favorable Sales Position

Note:
1 Management estimate as of February 26, 2010

ICG Highlights
■ Product and basin diversification
■ Excellent reserve position, majority of which is owned
■ Attractive cost position
■ Underground-focused growth strategy

■ Metallurgical sales expected to more than double in 2010 to 2.4 million tons
■ Highly contracted 2010 with upside for 2011
■ Sufficient open tonnage to take advantage of improving coal markets
■ Nearly 3 million annual tons of idle production capacity available
■ World-class 3.5 million tpy Tygart longwall development
■ Additional opportunities to further increase metallurgical tons
■ Demonstrated ability to grow profits and cash flow
■ Consistent recent financial performance and favorable outlook
■ Industry-leading legacy liability position
■ Reduced leverage levels and extended maturity profile
Attractive Asset Portfolio
Positioned to Capitalize on
Favorable Industry Trends
Significant Organic Growth Profile
Enhanced Financial Position

Significant Idle Production
Capacity Available
■ Nearly 3 million tons annual production capacity can be promptly activated to take advantage of strengthening market
 – 2.15 million tpy held in "hot-idle" status requiring only moderate equipment investment for re-start
 – Another 0.75 million tpy production capacity permitted and available for development; 6-12 month start-up timeframe

Quality of Idle Production
Status of Idle Production
21% LV Met
0.60 million tons
55% CAPP Thermal
1.60 million tons
24% NAPP Thermal
0.70 million tons
26% Undeveloped
0.75 million tons
74% Hot Idle
2.15 million tons

Tygart Represents World
Class Production Opportunity
■ Tygart #1 will be the first of 3 or more mining
 complexes planned for ICG’s 186 million ton
 Hillman property in Northern West Virginia
 – High Btu, low- to medium-sulfur thermal and
 high volatile met quality coal
 – Anticipating low costs due to longwall mining,
 owned property and favorable geology
 – Management estimates Tygart will generate
 a margin of plus $40/ton at full output1
■ Expected to produce up to 3.5 million tpy at full
 output (50% met/50% thermal)
 – Startup in late 2012; full output mid-2014
 – Targets a 40-50 million ton reserve area
■ Project capital of approximately $300 million is
 expected to be financed through operating cash
 flow
■ Favorable geographic position relative to
 Atlantic terminals and NE customer base

Note:
1 Based on the current coal pricing environment and production cost estimates

100%
75%
50%
25%
0%
1%
99%
6%
94%
14%
86%
25%
75%
2005
2009
2010E
2015E

Growing
Metallurgical Production

Metallurgical as Percent of Total Tons Sold
Thermal
Met
Note:
1 Management estimate as of February 26, 2010
1
1

ICG Highlights
■ Product and basin diversification
■ Excellent reserve position, majority of which is owned
■ Attractive cost position
■ Underground-focused growth strategy

■ Metallurgical sales expected to more than double in 2010 to 2.4 million tons
■ Highly contracted 2010 with upside for 2011
■ Sufficient open tonnage to take advantage of improving coal markets
■ Nearly 3 million annual tons of idle production capacity available
■ World-class 3.5 million tpy Tygart longwall development
■ Additional opportunities to further increase metallurgical tons
■ Demonstrated ability to grow profits and cash flow
■ Consistent recent financial performance and favorable outlook
■ Industry-leading legacy liability position
■ Restructured balance sheet with reduced leverage levels and extended maturity profile
Attractive Asset Portfolio
Positioned to Capitalize on
Favorable Industry Trends
Significant Organic Growth Profile
Enhanced Financial Position

20
16
12
8
(mm tons)
18.3
18.9
16.8
2007
2008
2009

64
56
48
40
32
($)
42.01
52.78
59.80
2007
2008
2009

56
48
40
32
($)
39.91
46.68
49.44
2007
2008
2009

12
8
4
0
($)
2.10
6.10
10.36
2007
2008
2009

Focused Execution Has
Driven Strong Margin Growth…

Tons Sold
Coal Sales Revenue Per Ton
Cost of Coal Sales Revenue Per Ton
Margin Per Ton
Source: Company filings

1,100
900
700
500
($mm)
770.7
998.2
1,006.6
2007
2008
2009

240
180
120
60
0
($mm)
59.1
127.2
201.7
2007
2008
2009

200
150
100
50
0
($mm)
181.6
172.6
87.9
2007
2008
2009

150
75
0
(75)
(150)
($mm)
(101.8)
(5.6)
135.3
2007
2008
2009

…Resulting in Record
EBITDA Generation

Coal Sales Revenue
Adjusted EBITDA1
GAAP Capital Expenditures
Adjusted EBITDA - Cash CapEx
Source: Company filings
Note:
1 EBITDA is a non-GAAP measure and reconciliations provided at end of presentation

2010 Guidance	
Tons Sold	16.7-17.3 million tons
Metallurgical Tons Sold	2.4 million tons
Tons Produced	16.0-16.4 million tons
Average Selling Price	$63.00-$64.50/ton
• CAPP Selling Price	$70.50-$72.50/ton
• NAPP Selling Price	$60.50-$63.50/ton
• Illinois Basin Selling Price	$36.25-$36.75/ton
Cash Costs	$49.50-$51.50/ton
EBITDA	$170-$200 million
CapEx	$90-$100 million

2011 Guidance	
Tons Produced and Sold	16.5-18.0 million tons
Metallurgical Tons Sold	2.7 million tons
Average Selling Price	$65.00-$70.00/ton

Updated Guidance Summary
(Management Estimate as of February 26, 2010 )

4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
($mm)
$3,950
$1,750
$1,658
$990
$578
$462
$170
$152
$143
CNX
PCX
BTU
ANR
MEE
ACI
CLD
JRCC
ICO

Total: $143 million

ICG Legacy Liabilities
Total Legacy Liabilities1
Note:
1 Company Annual Reports as of December 31, 2009 (Cloud Peak as of 9/30/09); legacy liabilities include accrued workers’ compensation liabilities, liabilities under the Coal Industry Retiree Health Benefit Act of 1992, post-retirement employee obligations, “black lung” liabilities and reclamation liabilities
Lowest Legacy Liabilities
Among Peer Group

Employee Benefits
47%
Reclamation
53%

Capital Restructuring
■ New ABL credit facility
 – Increased borrowing capacity to $125 million
 – Eliminated ongoing financial maintenance convents
 – Capacity may be increased to $200 million
■ Common Stock offering
 – Raised $109 million through the sale of 24.4 million shares
■ Convertible Senior Notes
 – Sold $115 million of 7-year 4.00% convertible senior notes with a 30% conversion premium
■ Senior Secured Second-Priority Notes
 – Sold $200 million of 8-year 9.125% senior secured second-
 priority notes priced to yield 9.25%

Sources and Uses

Sources	($mm)
Follow-On Equity Offering	109
New Convertible Notes Offering	115
New Senior Secured Notes Offering	200
Total Sources	**424**

Uses	($mm)
Tender for Remaining $140mm Convertible Notes [1]	169
Tender for $175mm Senior Notes [2]	188
Fees, Expenses and Cash to Balance Sheet [3]	68
Total Uses	**424**

Capitalization

($mm)	9/30/09 Actual	12/31/09 Actual	12/31/09 Pro Forma [4]
Cash [5]	98	93	104
Revolving Credit Facility	0	0	0
New Senior Secured Notes	0	0	200
New Convertible Notes	0	0	115
Existing Senior Notes	*175*	*175*	*0*
Existing Convertible Notes	*225*	*162*	*0*
Debt Discounts	(14)	(9)	(40)
Other Debt	59	57	57
Total Long-Term Debt and Capital Leases	**444**	**384**	**332**
Net Debt	347	292	228
Net Debt / 2009A EBITDA	1.7x	1.4x	1.1x
Net Debt / 2010E EBITDA [6]	1.9x	1.6x	1.2x
Total Debt / 2009A EBITDA	2.2x	1.9x	1.6x
Total Debt / 2010E EBITDA [6]	**2.4x**	**2.1x**	**1.8x**
Total Debt / Total Capitalization (%)	**45.0**	**38.7**	**31.9**
Annual Cash Interest Expense	**42**	**37**	**27**
Liquidity [7]	**124**	**119**	**156**

Notes:
1 Assumes existing convertible tendered at price of 121.00
2 Assumes existing senior notes tendered at price of 107.25
3 Includes original issue discount on new senior secured notes of $1.4 million
4 Adjusted to give effect to new offerings, new ABL and $22mm of private exchanges for the existing convertible notes completed in January 2010
5 Pro forma cash includes accrued interest payments
6 2010E EBITDA based on midpoint of ICG guidance ($185 million)
7 Cash plus revolver availability

New Capital Structure
■ New ABL increases revolver size from
 $100 million to $125 million

300
250
200
150
100
50
0
($mm)
2010
2011
2012
2013
2014
2015
2016
2017
2018

300
250
200
150
100
50
0
($mm)
2010
2011
2012
2013
2014
2015
2016
2017
2018

Substantially Extends
Maturity Profile
9/30/09 Maturity Profile
Pro Forma 12/31/09 Maturity Profile
Revolver
$100mm
Convertible
$225mm
Bond
$175mm
Revolver
$125mm
Bond
$200mm
Convertible
$115mm

ICG Highlights
■ Product and basin diversification
■ Excellent reserve position, majority of which is owned
■ Attractive cost position
■ Underground-focused growth strategy

■ Metallurgical sales expected to more than double in 2010 to 2.4 million tons
■ Highly contracted 2010 with upside for 2011
■ Sufficient open tonnage to take advantage of improving coal markets
■ Nearly 3 million annual tons of idle production capacity available
■ World-class 3.5 million tpy Tygart longwall development
■ Additional opportunities to further increase metallurgical tons
■ Demonstrated ability to grow profits and cash flow
■ Consistent recent financial performance and favorable outlook
■ Industry-leading legacy liability position
■ Restructured balance sheet with reduced leverage levels and extended maturity profile
Attractive Asset Portfolio
Positioned to Capitalize on
Favorable Industry Trends
Significant Organic Growth Profile
Enhanced Financial Position

Thank You!

Appendices

Summary of Active Mining Operations

Mine Site	Mine Type	Mining Method	12/31/2009 Total Reserves (tons in millions)	Annual Capacity (tons in millions)	2009 Production (tons in millions)	Coal Quality
CAPP						
Kentucky						
East Kentucky	S	MTR, TSL, CTR	1.6	1.3	0.9	Utility
Flint Ridge	UG	R&P	23.4	1.5	0.8	Utility
Hazard	S	MTR, TSL, CTR	64.5	5.0	3.7	Utility
Knott County	UG	R&P	18.1	1.0	0.5	Utility
Powell Mountain	UG	CTR, TSL	26.9	1.0	0.2	High vol met, premium utility
Raven	UG	R&P	10.2	1.0	0.7	Utility
West Virginia						
Beckley	UG	R&P	31.3	1.2	0.8	Low vol met
Eastern	S	MTR, TSL	9.7	3.3	2.5	Utility
NAPP						
West Virginia						
Buckhannon/Harrison	UG	R&P	58.0	1.5	1.1	High vol met, premium utility
Patriot	S	CTR, TSL	9.4	0.9	0.7	Utility
Sentinel	UG	R&P	50.3	1.5	1.4	High vol met, premium utility
Maryland						
Vindex	S	TSL, CRM	65.0	1.1	0.7	Low vol met, utility
ILLINOIS BASIN						
Illinois						
Viper	UG	R&P	46.1	2.7	2.3	Utility

S - Surface; UG - Underground

CRM - Cross Ridge Mining; CTR - Contour Mining; R&P - Room-and-pillar; LW - Longwall; MTR - Mountaintop Removal; HW - Highwall; TSL - Truck and Shovel/Loader

Peer Group
Cost and Margin Comparisons

$75
$70
$65
$60
$55
$50
$45
$40
$35
$30
$25
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
Alpha
Arch
Consol
ICG
James River
Massey
Patriot

Peer Group Cost Per Ton
Appalachian Production (2007-2009)

$45
$40
$35
$30
$25
$20
$15
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
ICG
James River
Patriot
Peabody

Peer Group Cost Per Ton
Illinois Basin Production (2007-2009)

$30
$25
$20
$15
$10
$5
$0
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
Alpha
Arch
Consol
ICG
James River
Massey
Patriot

Peer Group Margin Comparison
Margin Per Ton in Dollars (2007-2009)
Note: Margin comparison reflects Eastern US production only.

Non-GAAP Measures
■ Adjusted EBITDA is a non-GAAP financial measure used by management to gauge operating performance. We define Adjusted EBITDA as net income or loss attributable to International Coal
 Group, Inc. before deducting interest, income taxes, depreciation, depletion, amortization, loss on extinguishment of debt, impairment charges and noncontrolling interest. Adjusted EBITDA is not, and should not be used as, a substitute for operating income, net income and cash flow as determined in accordance with GAAP. We present Adjusted EBITDA because we consider it an important supplemental measure of our performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry, substantially all of which present EBITDA or Adjusted EBITDA when reporting their results. We also use Adjusted
 EBITDA as our executive compensation plan bases incentive compensation payments on our Adjusted
 EBITDA performance measured against budgets. Our ABL Loan facility uses Adjusted EBITDA (with additional adjustments) to measure our compliance with covenants, such as fixed charge coverage.
 EBITDA or Adjusted EBITDA is also widely used by us and others in our industry to evaluate and price potential acquisition candidates. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are that Adjusted EBITDA does not reflect all of our cash expenditures or any of our future requirements, for capital expenditures or contractual commitments; changes in, or cash requirements for, our working capital needs; or interest expense, or the cash requirements necessary to service interest or principal payments, on our debts. Although depreciation, depletion and amortization are non-cash charges, the assets being depreciated, depleted and amortized will often have to be replaced in the future. Adjusted EBITDA does not reflect any cash requirements for such replacements. Other companies in our industry may calculate EBITDA or Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.